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                                                                   EXHIBIT 10.42


                              SECURITY AGREEMENT

          THIS SECURITY AGREEMENT ("Agreement") is made and entered into as of July 31, 1998 by and among EQUALNET COMMUNICATIONS CORP., a Texas corporation (individually, "Parent"), USE TELECOM, INC., a Delaware corporation, NETCO ACQUISITION CORP., a Delaware corporation, and EQUALNET CORPORATION, a Delaware corporation (collectively "Debtors"), each with its principal place of business located at 1250 Wood Branch Park Drive, Houston, TX 77079, and each of WILLIS GROUP, LLC (herein "Willis"), a Texas limited liability company, with its principal place of business located at 5005 Woodway, Suite 350, Houston, TX 77056, GENESEE FUND LIMITED - PORTFOLIO B (herein "Genesee" and, together with Willis, the "Creditors"), a British Virgin Islands corporation, with its principal place of business located at 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332.

          WHEREAS, pursuant to that Master Purchase Agreement (the "Master Purchase Agreement") of even date herewith, by and among, among others, Parent and the Creditors, the Creditors have agreed to make certain advances to Parent; and

          WHEREAS, the Creditors are willing to make such advances but only upon the condition, among others, that each of the Debtors shall have executed and delivered to the Creditors this Security Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. Debtors hereby sell, assign, transfer and grant a security interest to secure the Obligations (as herein defined) of Parent in the following described collateral, and all products and proceeds thereof (the "Collateral") to the Creditors:

              (a) Debtors' existing and hereafter acquired equipment, furniture, contract rights and customer contracts;

              (b) all general intangibles (as defined in the Texas Uniform Commercial Code) relating to the Collateral;

              (c) all insurance policies relating to the Collateral;

              (d) all liens, guaranties and other rights and privileges relating to any of the Collateral; and

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              (e) all books, ledgers, books of account, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing.

          Debtors represent and warrant to Creditors that the Collateral is free and clear of any claims, encumbrances, restrictions or security interests except for the security interests held by RFC Capital Corporation, (fka Receivable Funding Corporation), Greyrock Business Credit, Finova Capital Corporation, Netco, LLC, Frontier Communications of the West, Inc. and Willis Group, LLC.

          2. This security interest is granted to Creditors as security for the following obligations (the "Obligations"):

              (a) The full and prompt payment when due of all obligations and liabilities of the Parent pursuant to the Transaction Agreements (as defined in the Master Purchase Agreement) and the due performance and compliance with the terms contained therein;

              (b) any and all other indebtedness, obligations, and liabilities of any kind of the Debtors to the Creditors, now or hereafter existing, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise; and

              (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Parent referred to in clause (a) or (b) after an Event of Default (as defined in the Transaction Agreements) shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Creditors of their rights hereunder, together with reasonable attorneys' fees and court costs.

          3. Each Debtor represents that the office where it keeps its records concerning its customer accounts is at its address specified in the preamble to this Agreement. Each Debtor will immediately advise the Creditors in writing of any change in location of the place where its records concerning its accounts are kept.

          4. Upon the occurrence of an Event of Default (as defined in the Transaction Agreements), or if Parent shall default under any of the Obligations or any Debtor shall fail to observe or perform any of the provisions of this Agreement, or upon institution of bankruptcy, insolvency, liquidation or receivership proceedings or the filing of a petition for reorganization under the Bankruptcy Code by any Debtor or against any Debtor, or upon an assignment by any Debtor for the benefit of its creditors or the performance of Obligations secured hereby impaired, all such Obligations shall become immediately due and payable without demand or notice, and the Creditors shall have the rights and remedies of a secured


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party under the Texas Uniform Commercial Code, in addition to any other rights and remedies provided hereunder or at law or in equity, including, but not limited to, the right to retain the Collateral in full satisfaction of the Obligations secured hereby and the right to directly contact any of any Debtors' billing entities, banking facilities or financial institutions requiring redirection of funds to the Creditors. The requirements of reasonable notice of disposition of Collateral by the Creditors shall be met if such notice is mailed, postage prepaid, to the respective Debtor's address specified in the preamble to this Agreement at least five (5) days before the time of the sale or disposition.

          5. Any and all proceeds of collection or sale of the Collateral other than the sale of accounts receivable to RFC Capital Corporation, after payment of all outstanding senior indebtedness secured by the Collateral and all reasonable expenses incurred by the Creditors in so doing, including reasonable attorneys' fees and other expenses, shall be applied to the satisfaction of the Obligations and other of Parent's liabilities to Creditors on a pro rata basis determined according to the outstanding amounts of the 6% Senior Secured Convertible Notes Due 2001 held by each of the Creditors. Each Debtor shall remain liable for any deficiency. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Debtors, and the Debtors hereby waive and release to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereinafter enacted. At any such sale, unless prohibited by applicable law, the Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption.

          6. Each Debtor agrees to execute such financing statements and continuations thereof, and such other assignments or other instruments as are requested by the Creditors to perfect and maintain Creditors' security interest in the Collateral.

          7.  Each of the Debtors, as applicable, represents and warrants that
(a) it is the legal, record and beneficial owner of, and has good and marketable title to, the Collateral described in Section 1 hereof, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests credited by this Agreement and as stated in Section 1; (b) it has full power, authority and legal right to pledge all the Collateral pursuant to this Agreement; (c) this Agreement has been duly executed and delivered by the Debtor and constitutes a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms; (d) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of any securities issued by the Debtor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Debtor is a party or which purports to be binding upon the Debtor or upon any of its assets and will not result in the creation or imposition of any lien or encumbrance on any of


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the assets of the Debtor except as contemplated by this Agreement; (e) this
Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Debtor; (f) this Agreement creates, as security for the Obligations, a valid and enforceable lien on and security interest in all of the Collateral in favor of the Creditors for the benefit of the Holders (as defined in the Transaction Agreements), subject to no lien in favor of any other person except as noted in Section 1; and (g) no consent, filing, approval, registration, recording, or other action is required
(x) for the grant of the security interest by the Debtor in the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Debtor, or (y) to perfect the lien purported to be created by this Agreement, in each case except as has been accomplished. Each Debtor covenants and agrees that it will defend the Creditors' right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and each Debtor covenants and agrees that it will have like title to and right to pledge any other funds, or property at any time hereafter pledged to the Creditors as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Creditors and the Holders.

          8. The laws of the State of Texas shall govern the construction of this Agreement and the rights, remedies and duties of the parties hereto.

          9. The transfer, assignment, conveyance, lease, loss or damage or other disposition of the Collateral, or any part thereof, whether permitted or unauthorized under the terms of this Agreement shall not release either Debtor from any obligation created by this Agreement or the Obligations.

          10. Each Debtor hereby irrevocably authorizes and appoints the Creditors as such Debtor's attorney-in-fact to do any act which such Debtor is obligated to do under this Agreement, or which is necessary to carry out the intent of this Agreement. As attorney-in-fact, Creditor may, among other things, execute, endorse or approve any and all documents, agreements, and/or instruments pursuant to any applicable law. The parties understand and agree that this authorization and appointment of the Creditors is solely to enable Creditors to protect and preserve its rights under this Agreement and the Transaction Agreements. Each right, power and remedy of the Creditors provided for in this Agreement or the Transaction Agreements or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or commencement of the exercise by the Creditors of any one or more of the rights, powers or remedies provided for in this Agreement or the Transaction Agreements or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Creditors or any Holder of all such other rights, powers or remedies, and no failure or delay on the party of the Creditors or any Holder to exercise any such right, power or remedy shall operate as a waiver thereof.

          11. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled

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to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

          12. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and, taken together, shall constitute one and the same instrument.

          13. The parties agree to do any and all things and to perform any and all acts reasonably necessary order to carry out the intent of this Agreement.

          14. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and assigns. This Agreement, together with the instruments referred to herein, contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by a written instrument executed by the parties or their respective successors and assigns.

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          IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date set forth above.

                                  EQUALNET COMMUNICATIONS CORP.

                                  By: /s/ Mitchell Bodian
                                     -------------------------------
                                      Name:  Mitchell Bodian
                                           -------------------------
                                      Title:  President
                                           -------------------------


                                  USC TELECOM, INC.

                                  By: /s/ Mitchell Bodian
                                     -------------------------------
                                      Name:  Mitchell Bodian
                                           -------------------------
                                      Title:  President
                                           -------------------------


                                  NETCO ACQUISITION CORP.

                                  By: /s/ Mitchell Bodian
                                     -------------------------------
                                      Name:  Mitchell Bodian
                                           -------------------------
                                      Title:  President
                                           -------------------------


                                  EQUALNET CORPORATION

                                  By: /s/ Mitchell Bodian
                                     -------------------------------
                                      Name:  Mitchell Bodian
                                           -------------------------
                                      Title:  President
                                           -------------------------


                                  WILLIS GROUP, LLC

                                  By: /s/ Mark Diller
                                     -------------------------------
                                      Name:  Mark Diller
                                           -------------------------
                                      Title:  President
                                           -------------------------


                                  GENESEE FUND LIMITED - PORTFOLIO B

                                  By: /s/ W. R. Weber
                                     -------------------------------
                                      Name:  W. R. Weber
                                           -------------------------
                                      Title:  President
                                           -------------------------

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